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                                                                   EXHIBIT 10.26
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                                 VERISITY LTD.
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                       THE 1999 ISRAELI SHARE OPTION PLAN
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I.   NAME

    This Plan, as amended from time to time, shall be known as the VERISITY Ltd. 1999 Israeli Share Option Plan ("the Option Plan").

II.  PURPOSE OF THE OPTION PLAN

    The Option Plan is intended as an incentive to retain, in the employment of VERISITY Ltd. ("the Company") or a Subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, persons of training, experience, and ability, to attract employees, directors or consultants, whose services are considered valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company, pursuant to the Option Plan approved by the board of directors of the Company ("the Board") (each such employee, director or consultant shall be referred to herein as "Optionee"). Options granted under the Option Plan may or may not contain such terms as will qualify such Options for the special tax treatment under section 102 of the Israeli Income Tax Ordinance ("Section 102").

    Options containing such terms as will qualify them for the special tax treatment under section 102 of the Israeli Income Tax Ordinance, shall be referred to herein as "102 Options". Options that do not contain such terms as will qualify them for the special tax treatment under section 102 of the Israeli Income Tax Ordinance, shall be referred to herein as "3(i) Options".

    All Options granted hereunder, whether together or separately, shall be hereinafter referred to as "the Options".

    The term "Subsidiary" shall mean for the purposes of the Plan any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of

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    the total combined voting power of all classes of stock in one of the other companies in such chains.

III.  ADMINISTRATION OF THE OPTION PLAN

    The Board or a committee appointed and maintained by the Board for such purpose ("the Committee") shall have the power to administer the Option Plan. Notwithstanding the above, the Board shall automatically have a residual authority if no Committee shall be constituted or if such Committee shall cease to operate for any reason whatsoever.

    The Committee shall consist of such number of members (not less than two (2) in number) as may be fixed by the Board. The Committee shall select one of its members as its chairman ("the Chairman") and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

    No member of such Committee shall be prevented from receiving Options under the Option Plan while serving on the Committee by virtue of his or her being a member as per the above, unless otherwise specified herein.

    The Committee shall have full power and authority to:

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IV.   Designate participants as per Section 4 below;

V.    Designate Options as 102 Options or 3(i) Options;

VI. Determine the terms and provisions of respective Option agreements (which need not be identical) including, but not limited to, the number of Ordinary Shares in the Company to be covered by each Option, the vesting periods in respect thereof including but without limitation provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability;

VII. Accelerate the right of an Optionee (as defined in Section 1 above) to exercise, in whole or in part, any previously granted Option;

VIII. Interpret the provisions and supervise the administration of the Option Plan;

IX. Determine the Fair Market Value (as defined below) of the Shares (as defined below);

X. Determine any other matter which is necessary or desirable for, or incidental to administration of the Option Plan;

XI. Appoint in its absolute discretion the Trustee and replace it at any time in the future; and

XII. Suspend, terminate or cancel the Option Plan or any part thereof, replace and/or determine further provisions and sub-plans in addition to the Option Plan, determine any other plan in lieu of the Option Plan and determine any provision and do anything in connection with this Option Plan.

     The Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the purchase price provided in the Option so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Option Plan.

     All decisions made or resolutions passed by the Board or the Committee pursuant to the provisions of the Option Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the


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     Committee relating to any Option to be granted to that member.
     Notwithstanding the above, any decision, signed or agreed to in writing or by telex or facsimile by all of the members of the Board or by all of the members of the Committee, as the case may be, shall be valid for every purpose as a resolution adopted at a Board or Committee meeting, as the case may be, that was duly convened and held.

     The interpretation and construction by the Committee of any provision of the Option Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

     Subject to any applicable law, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Option Plan unless arising out of such member's own fraud or bad faith, all subject and to the extent permitted by any applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's Articles of Association, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise. The term "Fair Market Value" shall mean, with respect to the Shares and as of the date that is relevant to such a determination, the market price per share of such Shares determined by the Committee, as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in its sole and absolute discretion in good faith on such basis as it deems appropriate.

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XIII. DESIGNATION OF PARTICIPANTS

     The persons eligible for participation in the Option Plan as recipients of Options shall include any employees, directors or consultants of the Company or of any Subsidiary of the Company that now exists or hereafter is organized or acquired by the Company. The grant of an Option hereunder shall neither entitle the recipient thereof to participate, nor disqualify him or her from participating in, any other grant of Options pursuant to this Option Plan or any other option or stock plan of the Company or any of its affiliates.

     Anything in the Option Plan to the contrary notwithstanding, all grants of Options to directors and office holders ("Nosei Misra" - as such term is defined in the Companies Ordinance (New Version), 1983 - "the Companies Ordinance") shall be authorized and implemented only in accordance with the provisions of the Companies Ordinance, as in effect from time to time.

XIV.  TRUSTEE

     The 102 Options which shall be granted to employees of the Company or of any Subsidiary of the Company that now exists or hereafter is organized or acquired by the Company and/or any Shares (as defined below) issued upon exercise of such Options and/or other shares received subsequently following any realization of rights, if such shall be granted to an employee, shall be issued to a Trustee nominated by the Committee, and approved in accordance with the provisions of Section 102 ("the Trustee") and held for the benefit of the Optionees for a period of not less than two years (24 months) from the Date of Grant, as defined in Optionee's Option Agreement. Anything to the contrary notwithstanding, the Trustee shall not release any Options, prior to their exercise, or release any Shares issued upon exercise of Options prior to the full payment of the Optionee's tax liabilities arising from Options which were granted to him or her and/or any Shares issued upon exercise of such Options. The Optionee hereby authorizes the Trustee to sign an agreement with the Company whereby Shares will not be transferred without deduction of taxes at source.

     Upon receipt of the Option, the Optionee will sign an undertaking to exempt the Trustee from any liability in respect of any action or decision executed bona fide in relation with the Option Plan, or any Option or Share granted to him or her thereunder.

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XV.    SHARES RESERVED FOR THE OPTION PLAN; RESTRICTION THEREON

XVI. The Company has reserved Six Hundred Sixty Four Thousand (664,000) authorized but unissued Ordinary Shares of NIS 0.01 par value each of the Company (each such Ordinary Share - a "Share" and collectively - "the Shares"), for purposes of the Plan, subject to adjustment as set forth in
       Section 8 below. Any of such Shares which may remain unissued and which are not subject to outstanding Options at the termination of the Option Plan shall cease to be reserved for the purpose of the Option Plan, but until termination of the Option Plan the Company shall at all times reserve sufficient number of Shares to meet the requirements of the Option Plan. Should any Option for any reason expire or be canceled prior to its exercise or expiration in full, the Shares therefore subject to such Option may again be subjected to an Option under the Option Plan.

XVII. Until the consummation of an initial public offering of the Company's shares ("the IPO") an Optionee who purchased Shares hereunder upon exercise of Options:

XVIII. Shall not exercise his or her voting rights as a shareholder (in any and all matters whatsoever), and such Shares shall be voted by a proxy, substantially in the form attached to the Option Agreement as Exhibit C pursuant to the directions of the Board, such proxy to be to the person or persons designated by the Board. The Optionee shall further execute irrevocable and unconditional undertaking toward the person or persons so designated by the Board to vote under the Proxy, substantially in the form attached to the Option Agreement as Exhibit D. In addition to the above, any such Optionee shall not be entitled to receive any notice to which a shareholder of the Company is entitled.

XIX. Notwithstanding anything to the contrary in the Articles of Association of the Company and/or in any applicable law or agreement, none of the Optionees nor the Trustee shall have right of first refusal and/or preemptive rights in relation with any issuance and/or sale of shares in the Company.

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XX.    If in connection with an IPO, the stock exchange regulations and/or any applicable law so provide and/or the Board or the Committee so resolve and/or the underwriter or underwriters managing such offering so requests, then each Optionee who purchased Shares hereunder upon exercise of Options will agree to not sell or otherwise transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed in connection with such offering, but in no event longer than the period of time that the officers and directors of the Company are generally prohibited from transferring their Shares in connection with such public offering.

XXI.   OPTION PRICE

XXII. The purchase price of each Share subject to an Option or any portion thereof shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time.

XXIII. The Option price shall be payable upon the exercise of the Option in a form satisfactory to the Committee and in the event of 102 Options conforming to the requirements of Section 102, including without limitation, by cash or check as set forth in Section 9.1 below. The Committee shall have the authority to postpone the date of payment on such terms as it may determine.

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XXIV. CHANGE OF CONTROL TRANSACTIONS; ADJUSTMENTS

XXV. In the event of a Change of Control Transaction, as defined below, the Company shall endeavor to cause the successor entity in such transaction either to assume all of the Options which have been granted hereunder and which are outstanding as of the consummation of such transaction ("Closing"), or to issue (or cause to be issued) in substitution thereof comparable options of such successor entity (or of its Parent or its Subsidiary). If the successor entity is unwilling to either assume such Options or grant comparable options in substitution for such Options, on terms that are acceptable to the Company as determined by the Board in the exercise of its discretion, then:

         (i) with respect to each outstanding Option, that portion of the Option which remains unvested that either (x) would have become vested over the 12-month period immediately following the Closing, or (y) represents 50% of the unvested portion of the Option as of the Closing, whichever portion is smaller, will become Vested immediately prior to such Closing; and

         (ii) the Board may cancel all outstanding Options, and terminate this Plan, effective as of the Closing, provided that it shall notify all Optionees of the proposed Change of Control Transaction a reasonable amount of time prior to the Closing so that the Optionee will be given the opportunity to exercise the vested portion of his or her Option (after giving effect to the acceleration of such vesting under clause (i) above) prior to the Closing.

         For purposes of this Section 8.1, the term "Change of Control Transaction" means a Business Combination in which less than 50% of the outstanding voting securities of the successor entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of the Company immediately prior to such transaction; the term "Business Combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of the assets of the Company, or (B) a merger or consolidation or other reorganization of which the Company is a merging party.

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XXVI. In the event of any change in the capital structure of the Company, including but without limitation as a result of a recapitalization, combination, reclassification, distribution of bonus shares, distribution of dividend otherwise than in cash, shares split, reverse shares split, dividend on winding up, consolidating shares, swapping shares, changing the Company's structure or otherwise, but excluding a Change of Control Transactions in respect of which the provisions of Section 8.1 above shall apply, appropriate proportionate adjustments will be made in (i) the aggregate number of Shares that are reserved for issuance pursuant to
      Section 6 above, under outstanding Options or future Options granted hereunder; and/or (ii) the Option price and the number of Shares that may be acquired under each outstanding Option granted hereunder; and/or (iii) other rights and matters determined on a per share basis under this Plan or any Option agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares or securities convertible into or exchangeable for Shares.

         For the removal of doubt all the terms and conditions contained herein in respect of the Options and/or the Shares shall apply to the options and/or shares resulting from the adjustments as per the above.

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XXVII.  Anything herein to the contrary notwithstanding, if prior to the completion of an IPO of the Company's securities, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, each Optionee shall be obliged to sell or exchange, as the case may be, the Shares such Optionee purchased under the Option Plan, in accordance with the instructions then issued by the Board whose determination shall be final.

XXVIII. TERM AND EXERCISE OF OPTIONS

XXIX. Vested Options shall be exercised by the Optionee by giving written notice to the Company, in the form attached to the Option Agreement as Exhibit E, and the method as may be determined by the Company and the Trustee and if the Options so exercised are 102 Options than in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised and it shall be accompanied by any further assurances and/or undertaking as the Committee and/or Trustee may require to ensure that the transaction complies in all respects with the requirements of any applicable law. The notice as per the above will be signed by the person exercising the Option and it will be accompanied by full payment of the corresponding Option price, by cash or check made payable to the Company.

XXX. Each Option granted under this Option Plan shall be exercisable following the Vesting Schedule Dates in respect thereof ("the Vesting Dates") and for the number of Shares as shall be provided in Exhibit B to the Option agreement. However no Option shall be exercisable after the expiration date, as defined for each Optionee in the Optionee's Option agreement ("the Expiration Date"), but subject always to Section
        9.6 below.

XXXI. Options granted under the Option Plan shall not be transferable by Optionees other than by will or laws of descent and distribution, and during an Optionee's lifetime shall be exercisable only by that Optionee.

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XXXII.  The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options become vested prior to the Expiration Date, provided that the number of Shares purchased under the exercised Option as per the above will be no less than 100 Shares, without regard to adjustments to the number of Shares subject to the Option pursuant to Section 8 above, or, if less, all of the remaining Shares subject to the Option, and provided further that, subject to the provisions of Section 9.6 below, the Optionee is an employee, director or consultant of the Company or a Subsidiary of the Company or a company or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in Section
        8.1 above, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

XXXIII. Subject to the provisions of Section 9.6 below, in the event of termination of Optionee's employment with or performance of services for or on behalf of the Company or a Subsidiary of the Company or a company or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in Section 8.1 above, all Options granted to him or her will immediately expire. A notice of termination of employment or services by either party shall be deemed to constitute termination of employment or services.

XXXIV. Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Optionee's employment with or performance of services for or on behalf of the Company or any Subsidiary of the Company thereof or a company or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in Section 8.1 above during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested at the time of such termination according to the Vesting Dates if:

XXXV. Termination is without Cause (as defined below), in which event any Options still in force and unexpired may be exercised within a period of 30 (thirty) days from the date of such termination.

XXXVI. Termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of six (6) months from the date of termination.

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XXXVII. The Committee may authorize an extension of the terms of all or part of the Options beyond the date of such termination, even if such terms has been expired, for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

          The term "Cause" shall mean for the purposes of the Plan a termination by the Company and/or any of its Subsidiaries of the Optionee's employment or services (or if the Optionee is a director, removal of him or her from the Board by action of the shareholders or, if permitted by applicable law and the Articles of the Company, the other directors), in connection with the good faith determination of the CEO (or of the Company's shareholders if the Optionee is a director and the removal of him or her from the Board is by action of the shareholders, but in either case excluding the vote of the subject individual if he or she is a director or a shareholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or any of its Subsidiaries.

          The term "Parent" shall mean for the purposes of the Plan any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies (other than the Company), owns stock possessing fifty percent (50%) or more of total combined voting power of all classes of stock in one of the other companies in such chain.

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XXXVIII.  To avoid doubt and subject to Sections 6.2 above and 11.1 below, the holders of Options shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for purpose of the operation of
    Section 233 of the Companies Ordinance or any successor to such Section, until registration of the Optionee as holder of such Shares in the Company's register of members upon exercise of the Option in accordance with the provisions of this Plan.

XXXIX. Any form of Option agreement subject to the Option Plan may contain such other provisions as the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Committee may, with the consent of the Optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by either (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate purchase price of such Shares, or (ii) the issuance or transfer to the Optionee of Shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and Shares with a combined value equal to any such excess, all as determined by the Committee in its sole discretion.

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XL.  SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

    Until the consummation of an IPO, transfer of exercised Shares by the Optionee, whether for consideration or for no consideration (for the purpose of this Section 10 - "Sale") shall be made only once every year, within a period of time as shall be determined by the Committee and as the Company shall notify those Optionees who have notified the Company of their intention to sell the Shares held by them or any part thereof, and shall be subject to the right of first refusal of the Investor Shareholders, as defined in the Company's Articles of Association, and all other Shareholders of the Company holding 3% or more of the outstanding and issued share capital of the Company (save, for avoidance of doubt, for other Optionees who already exercised their options) ("Repurchasers"), pro rata in accordance with their shareholding. The Optionee shall give a notice of sale (the "Notice") to the Company in order to offer the Shares to the Repurchasers.

    The Notice shall specify the name of each proposed purchaser or other transferee ("Proposed Transferee"), the number of Shares offered for sale, the price per Share and the payment terms, as well as such other terms and conditions, if any, as were included in the offer. The Repurchasers will be entitled for 21 days from the day of receipt of the Notice, to purchase all of the offered Shares.

    If by the end of the above 21 days period not all of the offered Shares have been purchased by the Repurchasers, then the Repurchasers who have notified the Company of their desire to purchase the Shares which are subject to the Sale, if any, shall have additional 20 days period to purchase the balance of the Shares which are subject to the Sale. If by the end of the additional 20 days period as per the above not all of the Shares which are subject to the Sale have been purchased by the Repurchasers then the Optionee will be entitled to sell such Shares at any time during the 60 days following the end of the 20 days period on terms not more favorable than those set out in the Notice, provided that the Proposed Transferee agrees in writing that the provisions of Sections 6.2, 6.3, 8.3 above and of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.

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XLI.    DIVIDENDS; NO SOCIAL BENEFITS

XLII. With respect to all Shares (in contrary to unexercised Options) issued upon the exercise of Options purchased by the Optionee and held by the Trustee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends. During the period in which Shares issued to the Trustee on behalf of an Optionee are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Optionee.

XLIII. The income attributed to the Optionee as a result of the grant of the Options hereunder and/or the exercise of the Shares, their transfer in his or her name or their sale and in all respects relating thereto, shall not be taken into account when computing the basis of the Optionee's entitlement to any social benefits. Without derogating from the generality of the above, that income shall not be taken into account in computing mangers insurance, vocational studies fund, provident funds, severance pay, holiday pay and the like. If the Company is legally obliged to take any of the above into account, as income which is to be attributed to the Optionee, the Optionee will indemnify the Company in respect of any expense sustained by it in such respect.

XLIV.   ASSIGNABILITY AND SALE OF OPTIONS

        No Option hereunder shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

        As long as the Shares are held by the Trustee in favor of the Optionee, than all rights the last possesses over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

XLV.    TERM OF THE OPTION PLAN

        The Option Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten years from such day of adoption, if not terminated under Section 14 below prior to such date. For the removal of doubt, upon termination of the Option Plan as per the above, all unexercised Options shall immediately terminate.

XLVI.   AMENDMENTS OR TERMINATION

        The Board may at any time, but after consultation with the Trustee, amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

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        Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

XLVII.  GOVERNMENT REGULATIONS

        The Option Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other state having jurisdiction over the Company and/or the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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XLVIII.   CONTINUANCE OF EMPLOYMENT

          Neither the Option Plan nor the Option agreement with the Optionee shall impose any obligation on the Company or a Subsidiary thereof, to continue the employment or services of any Optionee with it, and nothing in the Option Plan or in any Option granted pursuant thereto shall confer upon any Optionee any right to continue in the employment of the Company or a Subsidiary thereof, nor the right to be retained as a consultant thereof or restrict the right of the Company or a Subsidiary thereof to terminate such employment or consulting services at any time.

XLIX.     GOVERNING LAW & JURISDICTION

          This Option Plan shall be exclusively governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel, shall have and exclusive jurisdiction in any matters pertaining to this Option Plan.

L.        TAX CONSEQUENCES

          Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee or the Optionee) hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

          The Committee and/or the Trustee shall not be required to transfer any Shares or to release any Share certificate to an Optionee until all required payments have been fully made.

LI.       NON-EXCLUSIVITY OF THE OPTION PLAN

          The adoption of the Option Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise then under the Option Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to employees, directors or consultants of the Company under their employment or services agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Section.

LII.      MULTIPLE AGREEMENTS

          The terms of each Option may differ from other Options granted under the Option Plan at the same time, or at any other time. The Committee may also grant more than one Option to a given Optionee during the term of the Option Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

                                   EXHIBIT B
                                   ---------

                             Terms of the Options
                             --------------------


Name of the Optionee:                     _______________

Date of Grant:                            _______________

Designation:                              3(i) Options [_]

1.  Number of Options granted:            _______________

2.  Price per Share:                      _______________

3.  Vesting Schedule:                     _______________


              % of Options                               Vesting Date
              ------------                               ------------
                  25 %                    1 year from the Date of Grant

                2.0833 % End of each month, starting from the 13/th/ month from the Date of Grant all subject to the employment or services of the Optionee with the Company through the entire respective Vesting Date, as per the above.


4.  Expiration Date:                      _______________

                                   EXHIBIT C
                                   ---------

                                     PROXY



                        LETTER OF APPOINTMENT OF PROXY
                        ------------------------------


I, ________________________, hereby appoint the attorney of Verisity Ltd. (the "Company") to vote in my name and in my place at any general meeting of the Company and at any separate class meetings.

In witness whereof, I have hereby affixed my signature the _________ day of
___________.


                                                  _____________________
                                                  Appointor's Signature



I hereby confirm that the foregoing
instrument was signed before me by the Appointor.


______________________________
name


______________________________
profession


______________________________
address

                                   EXHIBIT D
                                   ---------

To
The Attorney of the Company
---------------------------


The undersigned, having executed a proxy in the form attached hereto as Appendix "A" (the "Proxy"), pursuant to which you shall be representing the undersigned at the general meetings of Verisity Ltd., and in connection therewith, hereby irrevocably and unconditionally undertake and agree as follows:

1. You will be entitled to vote instead of the undersigned at any and all general meetings of VERISITY LTD. (the "Company") (including but without limitation general meetings convened for the purpose of adopting extraordinary resolutions and separate class meetings) and to vote thereat on any and all matters in respect of the Shares of the Company as the undersigned would be entitled to vote if then personally present.

2. The undersigned acknowledge and agree that you will refrain from voting under this Proxy except than in the case of resolution in writing of the Shareholders of the Company, in which event you will sign such resolution only after the other Shareholders of the Company have signed same. The undersigned further acknowledge and agree that such vote and/or refrain from voting by you may not be in the interest of the undersigned and/or may be contrary thereto and/or may adversely effect the rights and/or situation of the undersigned. The undersigned hereby waive any claims, causes of action or demands against you in connection with your voting and/or refraining from voting as per the above.

3. The undersigned will immediately indemnify and hold you harmless from and against any damages, costs and expenses, including legal fees and expenses you may incur as a result of, or in connection with, your actions or non-actions under the Proxy, promptly upon your first written demand.

4. The undersigned acknowledge and agree that his or her undertakings as per the above are and will remain irrevocable, as one or more third parties will be relying upon them in taking action that they may otherwise not take, and by which they may be adversely changing their financial and/or legal situation.


_____________________

Name:  ______________

I.D.:  ______________

Address:  ___________

                                   EXHIBIT E
                                   ---------

                         NOTICE OF EXERCISE OF OPTION
                                 Verisity Ltd.

To the General Manager of Verisity Ltd.

The undersigned, the holder of an Option to purchase ordinary shares of Verisity Ltd. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder ______________ ordinary shares of the Company, herewith makes payment of NIS _______________ therefor in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

The undersigned acknowledges that the issuance and delivery of the certificates for the shares as per the above is subject to, inter alia, the payment by the undersigned of all taxes due in connection with the purchase of said shares.

The undersigned further acknowledges that the shares being purchased by him or her are subject to substantial restrictions on sale or transfer set forth in the Company's Articles of Association and in the Company's 1999 Israeli Share Option Plan (the "Plan") and agrees to be bound by the terms and conditions of said Plan and the Option Agreement entered into by and between the Company and the undersigned on ___________.


Dated: ____________


____________________________________
              (signature)


__________________________________________________
Print name exactly as to be shown on certificate


Address :

__________________________________________________

                               OPTION AGREEMENT
                 Made as of the _________ day of ______, 1999

                         By and between VERISITY LTD.

                      an Israeli company with offices at
                             8-10 Ha' Melacha St.
                                Rosh Ha'-Ayin,
                                    Israel
                                ("the Company")

                               of the first part
                               -----------------
                                      and

                                 -------------
                                 ID  _________
                               ("the Optionee")

                              of the second part
                              ------------------


                                   PREAMBLE

Whereas In December 1, 1999, the Company adopted the 1999 Israeli Share Option
        Plan, a copy of which is attached as Exhibit A hereto (the "Option
                                             ---------
        Plan"), forming an integral part hereof, incorporated herein by reference and -


Whereas The Company has determined that the Optionee shall be granted an Option under the Option Plan to buy Shares of the Company, and the Optionee has agreed to such grant, all on the terms and subject to the conditions hereinafter provided.

NOW, THEREFORE, it is agreed as follows:

I.     PREAMBLE AND DEFINITIONS

II.    The Preamble to this Agreement constitutes an integral part hereof.

III. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Option Plan.

IV.    GRANT OF OPTION

V. The Company hereby grants to the Optionee the number of Options set forth in Section 1 of Exhibit B hereto, to purchase Shares at the price per
                       ---------
       Share set forth in Section 2 of such Exhibit B ("the Option Price"), on the terms and subject to the conditions hereinafter provided.

          The Option Price will be paid in NIS in accordance with the representative rate of exchange of the U.S. dollar, published by the Bank of Israel and known on the date of payment.

VI. The Optionee is aware and agree that the Company intends to issue additional shares and options in the future to various entities and individuals, as the Company in its sole discretion shall determine.

VII.   PERIOD OF OPTION AND CONDITIONS OF EXERCISE

VIII. The terms of this Option Agreement shall commence on the date hereof ("the Date of Grant") and terminate at the Expiration Date (as defined in Section 6 below), or at the time at which the Option is completely terminated pursuant to the terms of the Option Plan or pursuant to this Agreement.

IX. The Options may be exercised by the Optionee in whole at any time or in part from time to time, as determined by the Board, and to the extent that the Options become vested in accordance with Section 3 of Exhibit B, prior to the Expiration Date, provided that the number of Shares purchased under the exercised Option as per the above will be no less than 100 Shares, without regard to adjustments to the number of Shares subject to the Option pursuant to Section 7 below, or, if less, all of the remaining Shares subject to the Option, and provided further that, subject to the provisions of Section 3.4 below, the Optionee is an employee, director or consultant of the Company or a Subsidiary of the Company or a company or a Parent or a Subsidiary company of such company issuing or assuming the Options in a transaction described in Section 7.1 of the Agreement, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

X. Subject to the provisions of Section 3.4 below, in the event of termination of the Optionee's employment with, or the retention as a consultant of the Company or a Subsidiary of the Company or a company or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in Section 7.1 of the Agreement, all Options granted to him or her will immediately expire. A notice of termination of employment or consulting services as the case may be, by either the Company or the Optionee shall be deemed to constitute termination of employment or consulting services.

XI. Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Optionee's employment or services with the Company or any Subsidiary of the Company or a company or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in Section 7.1 of the Agreement during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested at the time of such termination according to the vesting dates if:

XII. termination is without Cause, in which event any Options still in force and unexpired may be exercised within a period of 30 (thirty) days from the date of such termination.

XIII. termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of 6 (six) months from the date of termination.

XIV. the Committee may authorize an extension of the terms of all or part of the Options beyond the date of such termination, even if such terms has been expired, for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

XV. The Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Shares would be deliverable upon exercise, such fraction shall be rounded up one-half or more, or otherwise rounded down, to the nearest whole number.

XVI.   VESTING

       Options shall vest on the dates set forth in Section 3 of exhibit B hereto (the "Vesting Dates").

XVII.  METHOD OF EXERCISE

XVIII. Vested Options shall be exercised by the Optionee by giving written notice to the Company, in the form attached hereto as Exhibit E and the method as may be determined by the Company and the Trustee ("the Exercise Notice"), which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised and it shall be accompanied by any further assurances and/or undertaking as the Committee and/or Trustee may require to ensure that the transaction complies in all respects with the requirements of any applicable law. The Exercise Notice as per the above will be signed by the person exercising the Option and it will be accompanied by full payment of the corresponding Option price, by cash or check made payable to the Company.

XIX. Shares which have resulted from the exercise of 102 Options shall be issued in the name of the Trustee and be held by the Trustee in accordance with the provisions of Section 5 of the Option Plan. The Trustee shall not transfer any Options to the Optionee prior to exercise of the Options into Shares. The Trustee will transfer the Shares to the Optionee upon demand but in case of Shares which have resulted from the exercise of 102 Options, not earlier than two years (24 months) from Date of Grant. If any law or regulation requires the Company to take any action with respect to the Shares so demanded before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. The Optionee hereby authorizes the Trustee to sign an agreement with the Company whereby Shares will not be transferred without deduction of taxes at source. The Optionee hereby undertakes to exempt the Trustee from any liability in respect of any action or decision executed bona fide in relation with the Option Plan, or any Option or Share granted to him or her thereunder.

XX.    TERMINATION OF OPTION

XXI. Except as otherwise stated in this Agreement, the Options, to the extent not previously exercised, shall terminate forthwith upon the earlier of
       (i) the date set forth in Section 4 of Exhibit B hereto; or (ii) the termination of the Option Plan as per Section 13 of the Option Plan; or
       (iii) the expiration of any extended period in any of the events set forth in Section 3.4 above (and such earlier date shall be hereinafter referred to as "the Expiration Date").

XXII. Without derogating from the above, the Committee may, with the prior written consent of the Optionee, from time to time cancel all or any portion of the Options then subject to exercise, and the Company's obligation in respect of such Options may be discharged by either (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares pertaining to such canceled Options, at the date of such cancellation, over the aggregate purchase price of such Shares, or (ii) the issuance or transfer to the Optionee of Shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and Shares with a combined value equal to any such excess, all as determined by the Committee in its sole discretion.

XXIII. CHANGE OF CONTROL TRANSACTIONS; ADJUSTMENTS

XXIV. In the event of a Change of Control Transaction, as defined below, the Company shall endeavor to cause the successor entity in such transaction either to assume all of the Options which have been granted hereunder and which are outstanding as of the consummation of such transaction ("Closing"), or to issue (or cause to be issued) in substitution thereof comparable options of such successor entity (or of its Parent or its Subsidiary). If the successor entity is unwilling to either assume such Options or grant comparable options in substitution for such Options, on terms that are acceptable to the Company as determined by the Board in the exercise of its discretion, then:

          (i) with respect to each outstanding Option, that portion of the Option which remains unvested that either (x) would have become vested over the 12-month period immediately following the Closing, or (y) represents 50% of the unvested portion of the Option as of the Closing, whichever portion is smaller, will become Vested immediately prior to such Closing; and

          (ii) the Board may cancel all outstanding Options, and terminate this Plan, effective as of the Closing, provided that it shall notify all Optionees of the proposed Change of Control Transaction a reasonable amount of time prior to the Closing so that the Optionee will be given the opportunity to exercise the vested portion of his or her Option (after giving effect to the acceleration of such vesting under clause (i) above) prior to the Closing.

               For purposes of this Section 7.1, the term "Change of Control Transaction" means a Business Combination in which less than 50% of the outstanding voting securities of the successor entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of the Company immediately prior to such transaction; the term "Business Combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of the assets of the Company, or (B) a merger or consolidation or other reorganization of which the Company is a merging party.

XXV. In the event of any change in the capital structure of the Company, including but without limitation as a result of a recapitalization, combination, reclassification, distribution of bonus shares, distribution of dividend otherwise than in cash, shares split, reverse shares split, dividend on winding up, consolidating shares, swapping shares, changing the Company's structure or otherwise, but excluding a Change of Control Transactions in respect of which the provisions of Section 7.1 above shall apply, appropriate proportionate adjustments will be made in (i) the aggregate number of Shares that are reserved for issuance pursuant to
       Section 6 of the option plan, under outstanding Options or future Options granted hereunder; and/or (ii) the Option price and the number of Shares that may be acquired under each outstanding Option granted hereunder; and/or (iii) other rights and matters determined on a per share basis under the Option Plan or any Option agreement evidencing an outstanding Option granted thereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to the Option Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

               For the removal of doubt all the terms and conditions contained herein in respect of the Options and/or the Shares shall apply to the options and/or shares resulting from the adjustments as per the above.

XXVI. Anything herein to the contrary notwithstanding, if prior to the completion of an IPO of the Company's securities, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, each Optionee shall be obliged to sell or exchange, as the case may be, the Shares such Optionee purchased under the Option Plan, in accordance with the instructions then issued by the Board whose determination shall be final.

XXVII.  RIGHTS PRIOR TO EXERCISE OF OPTION; LIMITATIONS AFTER PURCHASE OF SHARES

XXVIII. Subject to the provisions of Sections 8.2 and 8.4 below, the Optionee shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise but in case of Options and Shares held by the Trustee, subject always to the provisions of Section 5 of the Option Plan, registration of the Optionee as holder of such Shares in the Company's register of members.

XXIX. With respect to all Shares (in contrary to unexercised Options) issued upon the exercise of Options purchased by the Optionee and held by the Trustee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends. During the period in which Shares issued to the Trustee on behalf of the Optionee, the cash dividends paid with respect thereto shall be paid directly to the Optionee.

XXX. No Option granted hereunder shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of the Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

               As long as the Shares are held by the Trustee in favor of the Optionee, then all rights the last possesses over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

               Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

XXXI. Until the consummation of an initial public offering of the Company's shares ("the IPO") an Optionee who purchased Shares hereunder upon exercise of Options:

XXXII. Shall not exercise his or her voting rights as a shareholder (in any and all matters whatsoever), and such Shares shall be voted by a proxy pursuant to the directions of the Board, such proxy to be to the person or persons designated by the Board. In addition to the above, any such Optionee shall not be entitled to receive any notice to which a shareholder of the Company is entitled.

               Upon the execution of this Agreement Optionee shall execute (i) a proxy in the form attached hereto as Exhibit "C", pursuant to which the attorney of the Company shall represent the Optionee at the general meetings of the Company, all as specified within said proxy; and (ii) a letter to the attorney of the Company in respect of the above proxy in the form attached hereto as Exhibit "D".

XXXIII. Notwithstanding anything to the contrary in the Articles of Association of the Company and/or in any applicable law or agreement, none of the Optionees nor the Trustee shall have right of first refusal and/or preemptive rights in relation with any issuance and/or sale of shares in the Company.

XXXIV. If in connection with an IPO, the stock exchange regulations and/or any applicable law so provide and/or the Board or the Committee so resolve and/or the underwriter or underwriters managing such offering so requests, then each Optionee who purchased Shares hereunder upon exercise of Options will agree to not sell or otherwise transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed in connection with such offering, but in no event longer than the period of time that the officers and directors of the Company are generally prohibited from transferring their Shares in connection with such public offering.

XXXV. The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

XXXVI. The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions, as it may deem appropriate (which do not violate the Optionee's rights according to this Agreement).

XXXVII. SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

        Until the consummation of an IPO, transfer of exercised Shares by the Optionee, whether for consideration or for no consideration (for the purpose of this Section 9 - "Sale") shall be made only once every year, within a period of time as shall be determined by the Committee and as the Company shall notify those Optionees who have notified the Company of their intention to sell the Shares held by them or any part thereof, and shall be subject to the right of first refusal of the Investor Shareholders, as defined in the Company's Articles of Association, and all other Shareholders of the Company holding 3% or more of the outstanding and issued share capital of the Company (save, for avoidance of doubt, for other Optionees who already exercised their options) ("Repurchasers"), pro rata in accordance with their shareholding. The Optionee shall give a notice of sale (the "Notice") to the Company in order to offer the Shares to the Repurchasers.

        The Notice shall specify the name of each proposed purchaser or other transferee ("Proposed Transferee"), the number of Shares offered for sale, the price per Share and the payment terms, as well as such other terms and conditions, if any, as were included in the offer. The Repurchasers will be entitled for 21 days from the day of receipt of the Notice, to purchase all of the offered Shares.

        If by the end of the above 21 days period not all of the offered Shares have been purchased by the Repurchasers, then the Repurchasers who have notified the Company of their desire to purchase the Shares which are subject to the Sale, if any, shall have additional 20 days period to purchase the balance of the Shares which are subject to the Sale. If by the end of the additional 20 days period as per the above not all of the Shares which are subject to the Sale have been purchased by the Repurchasers then the Optionee will be entitled to sell such Shares at any time during the 60 days following the end of the 20 days period on terms not more favorable than those set out in the Notice, provided that the Proposed Transferee agrees in writing that the provisions of Sections 7.3, 8.4, 8.5 and of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.

XXXVIII. GOVERNMENT REGULATIONS

        The Option Plan, and the granting and exercise of the Option thereunder, and the Company's obligation to sell and deliver Shares or cash under the Option, are subject to all applicable laws, rules and regulations, whether of the State of Israel or of the United States or any other state having jurisdiction over the Company and/or the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may required.

XXXIX.  CONTINUANCE OF EMPLOYMENT

        Nothing in this Option Agreement shall be construed to impose any obligation on the Company or a Subsidiary thereof to continue the Optionee's employment or services with it, to confer upon the Optionee any right to continue in the employment of the Company or a Subsidiary thereof, nor the right to be retained as a consultant thereof, or to restrict the right of the Company or a Subsidiary thereof to terminate such employment or consulting services at any time.

XL.     GOVERNING LAW & JURISDICTION

        This Agreement shall be exclusively governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole and exclusive jurisdiction in any matters pertaining to this Agreement.

XLI.    TAX CONSEQUENCES

        Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee or the Optionee) hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee shall indemnify the Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

        The Committee and/or the Trustee shall not be required to transfer any Shares or to release any Share certificate to an Optionee until all required payments have been fully made.

        The Optionee hereby declares that he/she will not transfer Shares issued upon the exercise of 102 Options, nor any other shares received subsequently following any realization of rights which are subject to
        Section 102, by a way of tax - exempt transfer or a transfer under Sections 104 (a), 104 (b) or 97 (a) of the Income Tax Ordinance.

XLII.   FAILURE TO ENFORCE NOT A WAIVER

        The failure of any party to enforce at any time any provisions of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

XLIII.  PROVISIONS OF THE OPTION PLAN

        The Options provided for herein are granted pursuant to the Option Plan, and said Options and this Option Agreement are in all respects governed by the Option Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. Any interpretation of this agreement will be made in accordance with the Option Plan but in the event there is any contradiction between the provisions of this agreement and the Option Plan, the provisions of this agreement will prevail.

XLIV.   BINDING EFFECT

        This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereof.

XLV.    NOTICES

        Any notice required or permitted under this Option Agreement shall be deemed to have been duly given within one week if delivered, faxed or mailed, if delivered by certified or registered mail or return receipt requested, either to the Optionee at his or her address set forth above or such other address as he or she may designate in writing to the Company, or to the Company at the address set forth above or such other address as the Company may designate in writing to the Optionee.

XLVI.   ENTIRE AGREEMENT

        This Agreement exclusively concludes all the terms of the Optionee's Option Plan, and, subject to the provisions of Section 19 of the Option Plan, annuls and supersedes any other agreement, arrangement or understanding, whether oral or in writing, relating to the grant of options to the Optionee. Any change of any kind to this agreement will be valid only if made in writing and signed by both the Optionee and the Company's authorized member and has received the approval of the Board.

        IN WITNESS WHEREOF, the Company and the Optionee have executed this Option Agreement in duplicate on the day and year first above written.


VERISITY LTD.

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

By:___________


Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with and agrees to the terms and provisions thereof, and hereby accepts these Options subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of these Options. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any question arising under the Plan or this Option Agreement or connected therewith. Optionee further agrees to notify the Company upon any change in the residence address indicated above.

_________
The Optionee

Name:    ___________

I.D.:    ___________

Address: ___________

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